CRRB 8-K 4/17/2006

Table of Contents

      Section 1: 8-K (8-K)
      Section 2: EX-99.1 (EX-99.1)

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2006

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                    000-23090                 52-1660951
(State or Other Jurisdiction       (Commission File            (IRS Employer
     of Incorporation)                 Number)               Identification No.)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.     Regulation FD Disclosure

     The following information is furnished pursuant to Items 7.01 and 2.02 "Disclosure of Results of Operations and Financial Condition:"

     On April 17, 2006, the Registrant issued a press release relating to its earnings for the quarter ended March 31, 2006. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit                          Description
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     99.1     Press Release issued April 17, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARROLLTON BANCORP

                                   By: /s/ Robert A. Altieri
                                       ------------------
                                   Name:  Robert A. Altieri
                                   Title: Chief Executive Officer and President

Date: April 17, 2006

                                   By: /s/ James M. Uveges
                                       ------------------------
                                   Name:  James M. Uveges
                                   Title: Senior Vice President and
                                          Chief Financial Officer

Date April 17, 2006





                                  EXHIBIT INDEX

Exhibit                          Description
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99.1     Press Release issued April 17, 2006